Supplement dated March 4, 2022

to the

Summary Prospectus and Prospectus dated February 1, 2022.

Effective immediately, the following is added to the beginning of the “Principal Risks” section of the Prospectus:

Indemnification Risk: A lawsuit filed by Robert B. Minturn, a former Trustee, chief legal officer and clerk of the Trust, against the current Trustees and a former Trustee of the Trust, seeks Trustee compensation he alleges he is owed pursuant to a contractual agreement among the Trustees. The Trustees believe they acted in accordance with the agreement and their fiduciary duties and in the best interests of the Trust and its shareholders in taking the steps that are the subject of the lawsuit. Those steps included reducing and then suspending the payments that Minturn was receiving from Trustees’ Fees (which are payable by the Trust and borne by shareholders as a component of Annual Trust Operating Expenses). The Trust is not a defendant to Minturn’s action but, as is typical for mutual funds, its Declaration of Trust provides indemnification to Trustees for losses incurred in their capacity as Trustees, subject to certain regulatory limitations. The court recently granted a partial summary judgment in favor of Minturn, which, if not overturned on appeal, would result in a significant, indemnifiable loss for the Trust.